UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 29, 2021 (January 26, 2021)

SHOALS TECHNOLOGIES GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39942	85-3774438
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 Shoals Way

Portland, Tennessee 37148

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (615) 451-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 Par Value	SHLS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the initial public offering by Shoals Technologies Group, Inc. (the “Company”) of its Class A common stock, $0.00001 par value per share (the “Class A Common Stock”), described in the Registration Statement on Form S-1 (File No. 333-251830), as amended (the “Registration Statement”), the Company entered into the following agreements:

•

Registration Rights Agreement, dated January 29, 2021, by and among Shoals Technologies Group, Inc. and certain holders identified therein; a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein;

•

Tax Receivable Agreement, dated as of January 29, 2021, by and among Shoals Technologies Group, Inc., Shoals Parent LLC and the other parties thereto; a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein;

•

Stockholders’ Agreement, dated as of January 29, 2021, by and among Shoals Technologies Group, Inc., Oaktree Power Opportunities Fund IV (Delaware) Holdings, LP (“Oaktree”), Solon Holdco I, GP, Solon Holdco II, GP, Dean Solon and Shoals Management Holdings LLC, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein; and

•

Third Amended and Restated Limited Liability Company Agreement, dated as of January 29, 2021, by and among Shoals Parent LLC, Dean Solon and Shoals Management Holdings LLC, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the consummation of the Company’s initial public offering of Class A Common Stock, the Company issued (i) to Oaktree 81,986,291 shares of Class A Common Stock as consideration in the merger of Shoals Investment CTB LLC, Oaktree’s wholly owned subsidiary, with the Company and (ii) to the existing holders of Shoals Parent LLC’s common units 78,292,277 shares of Class B common stock of the Company, par value $0.00001 per share (the “Class B Common Stock”). The information set forth under Item 5.03 below is incorporated by reference into this Item 3.02. The issuances in this paragraph were made in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03. Material Modifications to Rights of Security Holders.

The description in Item 5.03 below of the Certificate of Incorporation and Bylaws (each as defined below) is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 28, 2021, the Company filed an Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and the Company’s Amended and Restated Bylaws (the “Bylaws”) became effective on such date. The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2 respectively, and are incorporated herein by reference. The descriptions and forms of the Certificate of Incorporation and Bylaws are substantially the same as the descriptions and forms set forth in and filed as exhibits to the Registration Statement.

Item 8.01. Other Events.

On January 26, 2021, the Company announced the pricing of its upsized initial public offering of 77,000,000 shares of its Class A Common Stock at a price to the public of $25.00 per share. The offering consists of 9,000,000 shares of Class A Common Stock being sold by the Company and 68,000,000 shares of Class A Common Stock being sold by Oaktree, which owned 81,986,291 shares of our Class A Common Ctock prior to the offering. In addition, the Company and Oaktree granted the underwriters a 30-day option to purchase up to 11,550,000 additional shares of Class A Common Stock (the “Additional Shares”) at the public offering price, less underwriting discounts and commissions. The Additional Shares consist of up to 2,550,000 shares of Class A common stock offered by the Company and up to 9,000,000 shares of Class A common stock offered by Oaktree.

On January 29, 2021, the Company completed its initial public offering of Class A Common Stock. The Company and Oaktree sold 88,550,000 shares of Class A Common Stock, including 11,550,000 shares of Class A Common Stock after the underwriters fully exercised their option to purchase additional Class A Common Stock from the Company and Oaktree.

Copies the Company’s press releases are attached hereto as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated herein in their entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Shoals Technologies Group, Inc., dated January 28, 2021

3.2	Amended and Restated Bylaws of Shoals Technologies Group, Inc., dated January 28, 2021

4.1	Registration Rights Agreement, dated January 29, 2021, by and among Shoals Technologies Group, Inc. and certain holders identified therein

10.1	Tax Receivable Agreement, dated as of January 29, 2021, by and among Shoals Technologies Group, Inc., Shoals Parent LLC and the other parties thereto

10.2	Stockholders’ Agreement, dated as of January 29, 2021, by and among Shoals Technologies Group, Inc., Oaktree Power Opportunities Fund IV (Delaware) Holdings, LP, Solon Holdco I, GP, Solon Holdco II, GP, Dean Solon and Shoals Management Holdings LLC

10.3	Third Amended and Restated Limited Liability Company Agreement, dated as of January 29, 2021, by and among Shoals Parent LLC, Dean Solon and Shoals Management Holdings LLC

99.1	Press Release of Shoals Technologies Group, Inc. dated January 26, 2021

99.2	Press Release of Shoals Technologies Group, Inc. dated January 29, 2021

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Shoals Technologies Group, Inc., dated January 28, 2021

3.2	Amended and Restated Bylaws of Shoals Technologies Group, Inc., dated January 28, 2021

4.1	Registration Rights Agreement, dated January 29, 2021 by and among Shoals Technologies Group, Inc. and certain holders identified therein

10.1	Tax Receivable Agreement, dated as of January 29, 2021 by and among Shoals Technologies Group, Inc., Shoals Parent LLC and the other parties thereto

10.2	Stockholders’ Agreement, dated as of January 29, 2021 by and among Shoals Technologies Group, Inc., Oaktree Power Opportunities Fund IV (Delaware) Holdings, LP, Solon Holdco I, GP, Solon Holdco II, GP, Dean Solon and Shoals Management Holdings LLC

10.3	Third Amended and Restated Limited Liability Company Agreement, dated as of January 29, 2021, by and among Shoals Parent LLC, Dean Solon and Shoals Management Holdings LLC

99.1	Press Release of Shoals Technologies Group, Inc. dated January 26, 2021

99.2	Press Release of Shoals Technologies Group, Inc. dated January 29, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shoals Technologies Group, Inc.

By:	/s/ Mehgan Peetz
Name: Mehgan Peetz
Title: General Counsel

Date: January 29, 2021

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